EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

Name	State of Incorporation/Organization
Agri-Products, Inc.	Arkansas
Bluefield Beverage Company	Ohio
Country Oven, Inc.	Ohio
Dillon Companies, Inc.	Kansas
Also Doing Business As:
Baker’s Supermarkets	N/A*
City Market	N/A*
Dillon Food Stores	N/A*
Dillon Stores Division, Inc.	N/A*
Dillon Warehouse	N/A*
Food 4 Less	N/A*
Gerbes Supermarkets	N/A*
Inter-American Products	N/A*
King Soopers	N/A*
Peyton’s Fountain	N/A*
Dotto, Inc.	Indiana
Embassy International, Inc.	Ohio
Fred Meyer, Inc.	Delaware
Henpil, Inc.	Texas
(Subsidiary of Rocket Newco, Inc.)
Inter-American Foods, Inc.	Ohio
Inter-American Products, Inc.	Ohio
J.V. Distributing, Inc.	Michigan
Kessel FP, L.L.C.	Michigan (limited liability company)
Kessel RCD, L.L.C.	Michigan (limited liability company)
Kessel Saginaw, L.L.C.	Michigan (limited liability company)
KRGP Inc.	Ohio
KRLP Inc.	Ohio
The Kroger Co. of Michigan	Michigan
Also Doing Business As:
The Apple Orchard Fruit Market	N/A*
Bi-Lo Discount Foods	N/A*
Inter-American Products	N/A*
Kessel Pharmacies	N/A*
Kessel Food Markets	N/A*
Kroger Fresh Fare	N/A*
World of Videos, Movies and Munch More	N/A*
Kroger Dedicated Logistics Co.	Ohio
Kroger Group Cooperative, Inc.	Ohio
Also Doing Business As:
Kroger Group, Inc.	N/A*
KGC, Inc.	N/A*
Kroger Limited Partnership I	Ohio (limited partnership)
Also Doing Business As:
Chef’s Choice Catering	N/A*
Foods Plus	N/A*
Hilander Food Stores	N/A*
JayC Food Stores	N/A*
Kentucky Distribution Center	N/A*
Kroger Food Stores	N/A*

Owen’s Supermarket	N/A*
Peyton’s Southeastern	N/A*
Queen City Centre	N/A*
Ruler Discount Foods	N/A*
Kroger Limited Partnership II	Ohio (limited partnership)
Also Doing Business As:
Country Oven Bakery	N/A*
Crossroad Farms Dairy	N/A*
Inter-American Products	N/A*
K. B. Specialty Foods	N/A*
Kenlake Foods	N/A*
Pace Dairy of Indiana	N/A*
Peyton’s Northern	N/A*
Winchester Farms Dairy	N/A*
Kroger Management Co.	Michigan
Kroger Prescription Plans, Inc.	Ohio
Kroger Texas L.P.	Ohio (limited partnership)
Also Doing Business As:
America’s Beverage Company	N/A*
Inter-American Products	N/A*
Kroger Kwik Shop	N/A*
Vandervoort Dairy Food Company	N/A*
Michigan Dairy, L.L.C.	Michigan (limited liability company)
Pace Dairy Foods Company	Ohio
Pay Less Super Markets, Inc.	Indiana
Peyton’s-Southeastern, Inc.	Tennessee
Also Doing Business As:
Peyton’s Mid-South Company	N/A*
Supermarket Merchandisers Co.	N/A*
Pontiac Foods, Inc.	South Carolina
Queen City Assurance, Inc.	Vermont
(Subsidiary of The Kroger Co. of Michigan)
RJD Assurance, Inc.	Vermont
Rocket Newco, Inc.	Texas
Southern Ice Cream Specialties, Inc.	Ohio
Topvalco, Inc.	Ohio
Vine Court Assurance Incorporated	Vermont

Subsidiaries of Dillon Companies, Inc.

Dillon Real Estate Co., Inc.	Kansas
Junior Food Stores of West Florida, Inc.	Florida
Also Doing Business As:
Tom Thumb Food Stores	N/A*
Kwik Shop, Inc.	Kansas
Mini Mart, Inc.	Wyoming
Also Doing Business As:
Loaf ‘N Jug, Inc.	N/A*
Quik Stop Markets, Inc.	California
THGP Co., Inc.	Pennsylvania
THLP Co., Inc.	Pennsylvania
Turkey Hill, L.P.	Pennsylvania (limited partnership)
Also Doing Business As:
Inter-American Products	N/A*
Turkey Hill Dairy, Inc.	N/A*
Turkey Hill Minit Markets	N/A*

Subsidiaries of Fred Meyer, Inc.
Fred Meyer Stores, Inc.	Ohio
(Subsidiary of Fred Meyer, Inc.)
Also Doing Business as:
FM Fuel Stop	N/A*
Fred Meyer	N/A*
Inter-American Products	N/A*
Quality Food Centers	N/A*
Swan Island Dairy	N/A*
CB&S Advertising Agency, Inc.	Oregon
(Subsidiary of Fred Meyer Stores, Inc.)
Distribution Trucking Company	Oregon
(Subsidiary of Fred Meyer Stores, Inc.)
FM, Inc.	Utah
(Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer (HK) Limited	Hong Kong
(Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer Jewelers, Inc.	California
(Subsidiary of Fred Meyer Stores, Inc.)
Also Doing Business As:
Littman Jewelers	N/A*
Barclay Jewelers	N/A*
FMJ, Inc.	Delaware
(Subsidiary of Fred Meyer Jewelers, Inc.)
Also Doing Business As:
Fred Meyer Jewelers Mail Order	N/A*
fredmeyerjewelers.com	N/A*
littmanjewelers.com	N/A*
Smith’s Food & Drug Centers, Inc.	Ohio
(Subsidiary of Fred Meyer, Inc.)
Also Doing Business As:
Fry’s Food & Drug Stores	N/A*
Fry’s Marketplace	N/A*
Peyton’s Phoenix	N/A*
Smith’s Food & Drug Stores	N/A*
Smith’s Food King	N/A*
Smith’s Fuel Centers	N/A*
Smith’s Marketplace	N/A*
Smith’s Beverage of Wyoming	Wyoming
(Subsidiary of Smith’s Food & Drug Centers, Inc.)
Healthy Options Inc.	Delaware
(Subsidiary of Fred Meyer, Inc.)
Also Doing Business As:
Postal Prescription Services	N/A*
Hughes Markets, Inc.	California
(Subsidiary of Fred Meyer Stores, Inc.)
Hughes Realty, Inc.	California
(Subsidiary of Hughes Markets, Inc.)
Second Story, Inc.	Washington
(Subsidiary of Fred Meyer Stores, Inc.)
Food 4 Less Holdings, Inc.	Delaware
(Subsidiary of Fred Meyer, Inc.)
Ralphs Grocery Company	Ohio
(Subsidiary of Food 4 Less Holdings, Inc.)
Also Doing Business As:

Food 4 Less	N/A*
Food 4 Less Midwest	N/A*
Foods Co.	N/A*
Inter-American Products	N/A*
Ralphs Fresh Fare	N/A*
Ralphs Marketplace	N/A*
Cala Co.	Delaware
(Subsidiary of Ralphs Grocery Company)
Bay Area Warehouse Stores, Inc.	California
(Subsidiary of Cala Co.)
Bell Markets, Inc.	California
(Subsidiary of Cala Co.)
Cala Foods, Inc.	California
(Subsidiary of Cala Co.)
Crawford Stores, Inc.	California
(Subsidiary of Ralphs Grocery Company)
F4L L.P.	Ohio (limited partnership)
Food 4 Less of Southern California, Inc.	Delaware
(Subsidiary of Ralphs Grocery Company)
Alpha Beta Company	California
(Subsidiary of Food 4 Less of Southern California, Inc.)
Food 4 Less GM, Inc.	California
(Subsidiary of Alpha Beta Company)
Food 4 Less of California, Inc.	California
(Subsidiary of Alpha Beta Company)
Food 4 Less Merchandising, Inc.	California
(Subsidiary of Alpha Beta Company)